As filed with the Commission on January 28, 1999
                                                  1933 Act File No. 33-45973
                                                  1940 Act File No. 811-6576

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               X
                                                                    ------

      Pre-Effective Amendment No. .......................           ------

      Post-Effective Amendment No. 25 ...................             X
                                   --                               ------

                                   and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
 ACT OF 1940    X
               ---
      Amendment No. 26 ...................................            X
                    --                                             -------


                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                    (Address of Principal Executive Offices)

                                 (410) 895-5000
                         (Registrant's Telephone Number)


Daniel O. Hirsch, Esq.              Copies to:       Burton M. Leibert, Esq.
BT Alex. Brown                                       Willkie Farr & Gallagher
One South Street                                     787 Seventh Avenue
Baltimore, Maryland 21202                            New York, New York 10019
(Name and Address of Agent for Service)


It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on January 31, 1999 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ______ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS: JANUARY 31, 1999

[BT MUTUAL FUNDS LOGO APPEARS HERE]

                               BT Mutual Funds


Equity Appreciation Fund

                    With the goal of achieving long-term capital growth, primarily through investment in stocks and other equity securities of medium-sized U.S. companies with strong growth potential



                    TRUST: BT PYRAMID MUTUAL FUNDS

                    INVESTMENT ADVISER: BANKERS TRUST COMPANY


                    [Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]

                    Overview
                          of the Equity Appreciation Fund

                    Goal: The Fund invests for long-term capital growth.

                    Core Strategy: The Fund invests primarily in the stocks and other equity securities of medium-sized U.S. companies with strong growth potential.


       Equity Appreciation Fund
       Overview of the Equity Appreciation Fund

 3     Goal
 3     Core Strategy
 3     Investment Policies and Strategies
 4     Principal Risks of Investing in the Fund
 4     Who Should Consider Investing in the Fund
 5     Total Returns, After Fees and Expenses
 6     Annual Fund Operating Expenses

       A Detailed Look at the Equity Appreciation Fund

 7     Objective
 7     Strategy
 7     Principal Investments
 7     Investment Process
 8     Risks
 8     Management of the Fund
 9     Calculating the Fund's Share Price
10     Performance Information
10     Dividends and Distributions
10     Tax Considerations
10     Buying and Selling Fund Shares
11     Financial Highlights



INVESTMENT POLICIES AND STRATEGIES
The Fund's research team searches for medium-sized companies with strong growth prospects. Companies are selected based on factors such as the company's business prospects, its record of earnings growth and its stock price relative to industry peers.



                                            ------

Overview of the Equity Appreciation Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:
- Stocks that the Investment Adviser has selected could perform poorly;
- Medium-sized company stock returns could trail stock market returns generally because of the risks specific to medium-sized company investing, i.e., greater share price volatility and fewer buyers for medium-sized company shares in periods of economic or stock market stress. Such risks may hurt the prices of the stocks in the Fund's portfolio and limit the Fund's ability to exit from an unsuccessful investment; or

- The stock market could decline, or could underperform other types of investments.

WHO SHOULD CONSIDER INVESTING IN THE FUND
You should consider investing in the Equity Appreciation Fund if you are seeking long-term capital growth. There is, of course, no guarantee that the Fund will realize its goal. Moreover, you should be willing to accept greater short-term market fluctuations in the value of your investment than you would typically experience investing in bond or money market funds.


You should not consider investing in the Equity Appreciation Fund if you are pursuing a short-term financial goal, if you seek regular income or if you cannot tolerate fluctuations in the value of your investments.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities not available to someone who invests in established large company stocks or small company stocks.

An investment in the Equity Appreciation Fund is not a deposit of Bankers Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                            ------

                                        Overview of the Equity Appreciation Fund

Year-by-Year Returns
(each full calendar year since inception)

[BAR CHART APPEARS BELOW WITH THE FOLLOWING INFORMATION:]

1994      1995      1996      1997      1998
----      ----      ----      ----      ----
3.47%     37.62%    9.60%     15.40%    17.79%

Since inception, the Fund's highest return in any calendar quarter was 26.38% and its lowest quarterly return was - 19.33%. Past performance offers no indication of how the Fund will perform in the future.


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on October 12, 1993 (its inception date). The table compares the Fund's average annual return with the S&P Mid-Cap 400 Index over the last one and five years, and since inception. The Index is a passive measure of stock performance. It does not factor in the costs of buying, selling and holding stocks -- costs which are reflected in the Fund's results.

--------------------------------------

The S&P Mid-Cap 400 Index is a widely accepted benchmark of medium-sized company performance. The Index is a model, not an actual portfolio, that tracks the performance of 400 publicly held medium-sized U.S. companies. The weighted average market cap for the companies in the Index was approximately $9 billion as of December 31, 1998. That compares to $88 billion for the companies in the S&P 500, a corresponding large company benchmark.


Average Annual Returns
(as of December 31, 1998)


                                                            Since Inception
                                1 year       5 years      (October 12, 1993)*
                             -----------   -----------   --------------------
Equity Appreciation Fund         17.79%        16.23%            15.06%
--------------------------       -----         -----             -----
S&P Mid-Cap 400 Index            18.25%        18.67%            18.68%
--------------------------       -----         -----             -----



*The S&P Mid-Cap 400 Index is calculated from September 30, 1993.


                                       ---

Overview of the Equity Appreciation Fund

ANNUAL FUND OPERATING EXPENSES
(expenses paid from fund assets)


The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of the Equity Appreciation Fund.

Expense Example. The example below illustrates the expenses you would have incurred on a $10,000 investment in the Fund. The numbers assume that the Fund earned an annual return of 5% over the periods shown, that the Fund's operating expenses remained the same over the periods shown and that you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. Your actual costs may be higher or lower.


1 Bankers Trust has agreed, for the 16-month period from the Fund's fiscal year end of September 30, 1998, to waive its fees and reimburse expenses so that total expenses will not exceed 1.00%.

2 Based on expenses, after fee waivers and reimbursements for the first 16 months only.


Annual Fees and Expenses


                                              Percentage of Average
                                                 Daily Net Assets
                                          -----------------------------
Management Fees                                       0.65%
---------------------------------------              -----
Distribution and Service (12b-1) Fees                none
---------------------------------------              -----
Other Fund Operating Expenses                         0.55%
---------------------------------------              -----
Total Fund Operating Expenses                         1.20%
---------------------------------------              -----
Less: Fee Waivers or Expense
  Reimbursements                                     (0.20)%(1)
---------------------------------------              ----------
Net Expenses                                          1.00%
---------------------------------------              ----------




            Expense Example (2)
           1 year     3 years     5 years     10 years
          --------   ---------   ---------   ---------
          $102       $363        $653        $1,481


                                     ------

                    A detailed look
                            at the Equity Appreciation Fund

OBJECTIVE

The Equity Appreciation Fund seeks long-term capital growth. The Fund invests the majority of its assets in the stock and other securities with equity characteristics of medium-sized U.S. companies. We believe these companies contain the greatest concentration of businesses with significant growth prospects. Thus, the Fund invests primarily in companies whose market capitalization falls in the market capitalization range of the S&P Mid-Cap 400 Index at the time it first purchases the shares. To a lesser extent, the Fund may also invest in companies outside the United States that meet its investment criteria.

The Fund invests for long-term capital growth, not income; any dividend and interest income is secondary to the pursuit of its objective. While we give priority to long-term capital growth, we cannot offer any assurance of achieving our objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.



STRATEGY
We pursue a flexible investment program to achieve the Fund's objective. We are not restricted to investments in specific market sectors. We may invest in any market sector and in any size company if we have identified an opportunity with attractive long-term prospects for capital growth. Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

We consider many broad factors in assessing a potential candidate for investment, including generally:
- competitive position within its industry
- business prospects
- management team
- record of earnings growth
- underlying asset value relative to industry peers
- stock price relative to industry peers
- whether a reliable and liquid market for its shares exists.
--------------------------------------------------------------------------------
"Market Capitalization," or "Market Cap," provides a ready gauge of a company's size. It multiplies the total number of a company's outstanding shares by the current price of its stock.

PRINCIPAL INVESTMENTS

The Fund normally owns stock in approximately 100 medium-sized companies at any one time. It focuses primarily in stock and other securities with equity characteristics such as trust or limited partnership interests, rights and warrants. It may also invest in convertible securities when it is more advantageous than investing in a company's common stock.


The Fund may also invest up to 25% of its assets in stocks and other securities of companies based outside the United States. Under normal conditions, this tactic would not comprise a major element of its strategy.


INVESTMENT PROCESS
The Fund's process begins with a methodical search for companies (in any industry) that show attractive long-term prospects for growth. The research team relies on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis. Companies are screened to identify those with strong business fundamentals (i.e., high growth, low debt, high return-on-equity) and technical strength. Measures of this strength include the extent of management's ownership of a company's shares, the extent of ownership by mutual funds and other large professional

--------------------------------------------------------------------------------

A right is a privilege granted to existing shareholders of a company to subscribe to shares of a new issue of common stock below the public offering price before it is offered to the public.

A warrant entitles the holder to buy a certain amount of common stock at a specified price, usually higher than the market price at the time the Warrant was issued, within a set time period.

Convertible Securities are bonds that give purchasers the right of exchange for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right.

Portfolio Turnover. The portfolio turnover rate measures the frequency that the Portfolio sells and replaces the securities it holds within a given period. Historically, this Fund has had a high portfolio turnover rate. High turnover can increase the Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability.


                                     ------

A Detailed Look at the Equity Appreciation Fund


investors, estimates of future earnings by investment analysts who follow the stock and the extent that actual earnings have deviated from analysts' estimates in the recent past. The list of candidates is narrowed through meetings with company and industry contacts, attendance at conferences focusing on emerging growth companies, and reviews of research and industry publications and investment analyst contacts.


RISKS

Below we set forth some of the prominent risks associated with investing in mid cap companies, as well as investing in general, and we detail our approaches to containing them. Although we attempt to assess the likelihood that these risks may actually occur and to limit them, we make no guarantee that we will succeed.



Primary Risks


Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities an investor has selected will not perform to expectations. The Fund follows a disciplined selling process to try to lessen this market risk. First, we may sell a security if one or more of the following conditions take place:

- There is a material change in the company's fundamentals;

- The stock underperforms its industry peer group by 15% or more; or

- The stock price reaches our expectation.


Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper fluctuations in price -- down as well as up -- than the stocks of larger companies. A shortage of reliable information -- the same information gap that creates opportunity -- can pose added risk. Industry-wide reversals have had a greater impact on them, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks: when things are going poorly for a medium-sized company, it is harder to find a buyer for its shares.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the United States, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which would depreciate the value of an investment itself to U.S. investors.


Secondary Risk

Pricing Risk. When price quotations for securities are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgement of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Year 2000 Risk. As with most businesses, the Fund faces the risk that the computer systems of its Investment Adviser and other companies on which it relies for service or in which it invests will not accommodate the changeovers necessary from dates in the year 1999 to dates in the year 2000. These risks could adversely affect:
- The companies in which the Fund invests, which could impact the value of the Fund's investments;
- Our ability to service your Fund account, including our ability to meet your requests to buy and sell Fund shares; and
- Our ability to trade securities held by the Fund or to accurately price securities held by the Fund.

We are working both internally and with our business partners and service providers to address this problem. If we -- or our business partners, service providers, government agencies or other market participants -- do not succeed, it could materially affect shareholder services or the value of the Fund's shares.

Temporary Defensive Position. For temporary defensive purposes, we may invest up to 100% of the Fund's assets in the common stock of larger companies, in fixed-income securities, or short-term money market securities. To the extent we find it necessary to invest in such securities, the Fund may not meet its goal of long-term capital growth.


MANAGEMENT OF THE FUND

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elects a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, New York 1006, acts as the Fund's investment adviser, exercises day-to-day oversight and assumes responsibility for the securities the Fund owns. Bankers Trust received a fee


                                     ------

                                 A Detailed Look at the Equity Appreciation Fund

of 0.65% of the Fund's average daily net assets for its services in the last fiscal year.

As of December 31, 1998, Bankers Trust was the eighth largest bank holding company in the United States with total assets of approximately $156 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 96 offices in more than 43 countries.

Bankers Trust's officers bring wide experience to managing both the Fund and its Portfolio. The firm's own record dates back to its founding as a trust company in 1903. It has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. Today, the assets under its global management exceed $338 billion. The scope of the firm's capability is broad: It is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide.


The Investment Adviser is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, as well as the approval of the Fund's Board of Trustees and the Fund's shareholders. If the transaction is approved and completed, Deutsche Bank AG, as the Investment Adviser's new parent company, will control the operations of the Investment Adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Portfolio Manager. Anthony Takazawa is responsible for the day-to-day management of the Fund's investments:

- Vice President of Bankers Trust.
- Joined Bankers Trust and the Fund in 1996.
- Served as Portfolio Manager and Equity Analyst at Phoenix Mutual Life Insurance Co. from 1988 to 1996.
- 10 years of investment experience.
- Bachelors degree in Business Administration from the University of Notre Dame, MBA from the University of Wisconsin, Chartered Financial Analyst.

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your broker or financial advisor -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:
- keeping accurate, up-to-date records for your individual Fund account;
- implementing any changes you wish to make in your account information;
- processing your requests for cash dividends and distributions from the Fund;
- answering your questions on the Fund's investment performance or administration;
- sending proxy reports and updated prospectus information to you; and
- collecting your executed proxies.

Brokers and financial advisors may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.


CALCULATING THE FUND'S SHARE PRICE

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Such price changes in the securities the Fund owns may ultimately affect the price of Fund shares the next time the NAV is calculated.)

We value the securities in the Fund at their stated market value if price quotations are available. When price quotes for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

--------------------------------------------------------------------------------
The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.


                                     ------

A Detailed Look at the Equity Appreciation Fund

PERFORMANCE INFORMATION
The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indexes and investments for which reliable performance data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.



TAX CONSIDERATIONS
The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:



Transaction                                Tax Status
----------------------------------------   ----------------
Income dividends                           Ordinary income
Short-term capital gains distributions     Ordinary income
Long-term capital gains distributions      Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.



Transaction                           Tax Status
-----------------------------------   ------------------
Your sale of shares owned more        Capital gains or
  than one year                       losses

Your sale of shares owned for one     Gains treated as
  year or less                        ordinary income;
                                      losses subject to
                                      special rules.

The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES
You can purchase or redeem shares in the Fund by mail, wire transfer or through an authorized broker or financial advisor. Contact your broker or financial advisor for details. You may also call the BT Service Center at 1-800-730-1313.


We may close your Fund account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value. In addition, if your sell order exceeds $250,000, we reserve the right to redeem it "in kind" with a pro-rata distribution of stocks actually held by the Fund, rather than in cash.

Your broker or financial advisor may charge a transaction fee for purchase and sale of Fund shares.


Exchange Privileges. You can exchange all or part of your shares for shares of another BT Mutual Fund up to four times a year without paying a fee. Before buying shares through an exchange you should be sure to get a copy of that fund's prospectus and read it carefully. Please note also that you may have to pay taxes on the shares you sell in the exchange.

Account Minimums. The Fund requires a minimum investment of $2,500 to open accounts, $250 for subsequent investments and a minimum balance of $1,000 to maintain them. It requires a $500 minimum investment to open a retirement account, $100 for subsequent investments, but imposes no minimum balance. Automatic investment accounts, which credit money from your checking account to the purchase of Fund shares bi-weekly, monthly, quarterly, or semi-annually, call for a minimum $1,000 opening investment and at least $100 for each subsequent purchase of shares.

The Fund's Shareholder Guide and Statement of Additional Information contain complete information on buying and selling Fund shares and maintaining a Fund account. If you have not already received your free copy of the Shareholder Guide or wish to obtain a free copy of the Statement of Additional Information, please call the BT Service Center at 1-800-730-1313.


                                     ------

                                 A Detailed Look at the Equity Appreciation Fund

The table below provides a picture of the Fund's financial performance for the past five years. The information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund (assuming reinvestment of all interest income and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the BT Service Center at 1-800-730-1313.

Financial Highlights


                                                                                               For the
                                                                                                period
                                               For the         For the         For the        January 1,      For the
                                              year ended      year ended      year ended     1995 through    year ended
                                            September 30,   September 30,   September 30,   September 30,   December 31,
                                                 1998            1997            1996           1996(1)         1994
                                           --------------- --------------- --------------- --------------- -------------
Per Share performance:
Net Asset Value, Beginning of Period          $  16.70         $ 15.23         $ 14.14        $ 10.14        $  9.80
------------------------------------------    --------         -------         -------        -------        --------
Income from Investment Operations
Expenses in Excess of Investment Income          (0.07)          (0.06)          (0.05)          (0.02)         (0.03)
------------------------------------------    --------         -------         -------        --------       --------
Net Realized and Unrealized Gain
 (Loss) on Investments Transactions              (1.68)           2.31            1.72          4.02           0.37
------------------------------------------    --------         -------         -------        --------       --------
Total Income (Loss) from Investment
 Operations                                      (1.75)           2.25            1.67          4.00           0.34
------------------------------------------    --------         -------         -------        --------       --------
Distributions to Shareholders
Net Realized Gain from Investment
 Transactions                                    (0.97)          (0.78)          (0.58)             --             --
------------------------------------------    --------         -------         -------        --------       --------
Net Asset Value, End of Period                $  13.98         $ 16.70         $ 15.23        $ 14.14        $ 10.14
------------------------------------------    --------         -------         -------        --------       --------
Total Investment Return                         (10.68)%         15.82%          12.45%        39.45   %        3.47  %
------------------------------------------    --------         -------         -------        --------       --------
Supplemental Data and Ratios
Net assets, end of period (000s omitted)      $122,077         $170,008        $157,568      $  92,033       $ 29,973
------------------------------------------    --------         --------        --------      ---------       --------
Ratios to Average Net Assets:
Expenses in Excess of Investment Income          (0.36)%         (0.39)%         (0.42)%         (0.38)%(2)     (0.32) %
------------------------------------------    --------         --------        --------      ------------    --------
Expenses                                          1.00%           1.00%           1.00%           1.00%(2)       1.00%(2)
Decrease Reflected in Above
 Expense Ratio Due to Absorption
 of Expenses by Bankers Trust                     0.20%           0.20%           0.24%           0.33%(2)     0.46   %
------------------------------------------    --------         --------        --------      ------------    ----------
Portfolio Turnover Rate3                           159%            188%            271%(4)         125%(4)        157%(4)
------------------------------------------    --------         --------        ---------     ------------    ----------



1 The Board of Trustees approved the change of the Fund's year end from
  December 31 to September 30.
2 Annualized
3 The portfolio turnover rate is the rate for the Master Portfolio in which the
  Fund invests all its assets.
4 Amounts were previously included in the Capital Appreciation Portfolio
  Financial Highlights.


                                       ---

[BANKERS TRUST LOGO APPEARS HERE]


Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated January 31, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at:

                              BT Service Center
                              P.O. BOX 419210
                              KANSAS CITY, MO 64141-6210

or call our toll-free number: 1-800-730-1313

You can find reports and other information about the Fund on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

You can find information about buying and selling shares in the Fund in the Shareholder Guide. If you have not already received a copy of the Guide, call the BT Service Center to obtain one free of charge.


Equity Appreciation Fund                                  CUSIP #055922751
BT Pyramid Mutual Funds                                   STA477300 (1/99)
                                                          811-6576

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION

                                January 31, 1999


BT PYRAMID MUTUAL FUNDS

o   BT Investment Equity Appreciation Fund


BT Pyramid Mutual Funds (the "Trust") is an open-end management investment company that offers investors a selection of investment portfolios, each having distinct investment objectives and policies. This Statement of Additional Information ("SAI") relates to BT Investment Equity Appreciation Fund (the "Fund") which seeks long-term capital growth through investment primarily in stocks and other securities with equity characteristics of medium-sized companies with a strong growth potential.


The Fund has two classes of shares, the Investment Class and the Advisor Class (each a "Class" and collectively the "Classes"). The Classes are sold by ICC Distributors, Inc. ("ICC Distributors"), the Trust's Distributor, to clients and customers (including affiliates and correspondents) of Bankers Trust Company ("Bankers Trust"), the Fund's investment adviser ("Adviser"), and to clients and customers of other organizations. As appropriate, references to the Adviser herein apply to any sub-adviser which may have day-to-day investment management responsibility of a Portfolio.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Investment Class' Prospectus dated January 31, 1999. This SAI is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. Each Prospectus provides the basic information investors should know before investing. You may request a copy of a prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Trust at the telephone number listed below or by contacting any Banker's Trust service agent ("Service Agent"). Capitalized terms not otherwise defined in this SAI have the meanings accorded to them in the Fund's Prospectus. The financial statements for the Fund for the fiscal period ended September 30, 1998, are incorporated herein by reference to the Annual Report to shareholders for the Fund dated September 30, 1998. A copy of the Fund's Annual Report may be obtained without charge by calling the Fund at the telephone number listed below.


                      Investment Adviser and Administrator


                             ICC DISTRIBUTORS, INC.

                                   Distributor

                               Two Portland Square

                              Portland, Maine 04101
                                 1-800-730-1313

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................3

     Investment Objective......................................................3
     Investment Policies.......................................................3
     Additional Risk Factors..................................................14
     Investment Restrictions..................................................16
     Brokerage Commissions....................................................19

PERFORMANCE INFORMATION.......................................................20

     Standard Performance Information.........................................20
     Comparison of Fund Performance...........................................21
     Economic and Market Information..........................................23

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND....................23

Purchase of Shares............................................................24

Redemption of Shares..........................................................26

     Exchange Privilege.......................................................29

MANAGEMENT OF THE TRUST.......................................................29

     Trustees of the Trust....................................................29
     Officers of the Trust....................................................30
     Trustee Compensation Table...............................................30
     Investment Advisor.......................................................31
     Administrator............................................................32
     Distributor..............................................................33
     Service Agent............................................................33
     Custodian and Transfer Agent.............................................33
     Use of Name..............................................................34
     Banking Regulatory Matters...............................................34
     Counsel and Independent Accountants......................................34

ORGANIZATION OF THE TRUST.....................................................34

TAXATION......................................................................35

     Taxation of the Fund.....................................................36
     Foreign Securities.......................................................36
     Distributions............................................................36
     Other Taxation...........................................................36

FINANCIAL STATEMENTS..........................................................37

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

The Fund's investment objective is long term capital growth investment primarily in stocks and other equity characteristics of medium-sized companies with a strong growth potential. There can be no assurances that the investment objective of the Fund will be achieved.

                               Investment Policies

The following is a discussion of the various investments of and techniques employed by the Fund:

Equity Investments. The Fund invests primarily in common stock and other securities with equity characteristics, such as trust or limited partnership interests, rights and warrants. These investments may or may not pay dividends and may or may not carry voting rights. The Fund may also invest in convertible securities when, due to market conditions, it is more advantageous to obtain a position in an attractive company by purchase of its convertible securities than by purchase of its common stock. The convertible securities in which the Fund invests may include any debt securities or preferred stock which may be converted into common stock or which carries the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to exercise the conversion privilege. Since the Fund invests in both common stock and convertible securities, the risks of the general equity markets may be tempered to a degree by the Fund's investments in convertible securities which are often not as volatile as equity securities.


Short-Term Instruments. The Fund intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, the Fund's assets may be invested in short-term instruments with remaining maturities of 397 days or less, or in money market mutual funds, to meet anticipated redemptions and expenses or for day-to-day operating purposes and up to 100% of its assets when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through the sale of securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. and non-U.S.: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's" or AA or higher by Standard & Poor's Ratings Group ("S&P" or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S&P ; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. These instruments may be denominated in U.S. dollars or in foreign currencies.

ADRs, GDRs and EDRs. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S., international and European securities markets, respectively, ADRs, GDRs and EDRs are alternative to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a remaining maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, the Adviser determines the liquidity of restricted securities and, through reports from the Adviser, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no income accrues to the Fund until settlement takes place. The Fund identifies, as part of a segregated account, cash or liquid securities in an amount at least equal to these commitments.


Investment in other Investment Companies. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Fund may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.


Lending of Portfolio Securities. The Fund has the authority to lend up to 30% of the total value of its portfolio securities to brokers, dealers and other financial organizations. The Fund will not lend securities to Bankers Trust, ICC Distributors or their affiliates. By lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. government obligations are used as collateral. During the term of the loan, the Fund continues to bear the risk of fluctuation in the price of the loaned securites. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities. Cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliates) and Bankers Trust may serve as a Portfolio's lending agent and may share in revenue received from securities lending transactions as compensation for this service.

Repurchase Agreements. In a repurchase agreement the Fund buys a security and simultaneously agrees to sell it back at a higher price at a future date. In the event of the bankruptcy of the other party to either a repurchase agreement or a securities loan, the Fund could experience delays in recovering either its cash or the securities it lent. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities lent had increased, the Fund could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the transaction satisfactory. A repurchase agreement is considered a collateralized loan under the 1940 Act.

Derivatives. The Fund may invest in various instruments that are commonly known as "derivatives." Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Adviser will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

Options on Securities. The Fund may write and purchase put and call options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period. The Fund may also write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.


When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition the Fund may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option sold by the Fund is covered when, among other things, cash or securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.


When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund, may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's holdings, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Adviser will monitor the creditworthiness of dealers with which the Fund enters into such options transactions under the general supervision of the Fund's Trustees. The Fund intends to treat OTC Options purchased and the assets used to "cover" OTC Options written as not readily marketable and therefore subject to the limitations described in "Investment Restrictions."

Options on Securities Indices. In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."


The Fund may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Fund's holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.



Futures Contracts and Options on Futures Contracts.


General. The successful use of futures contracts and options thereon draws upon the Adviser's skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury Bonds, Treasury Notes, government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the U.S. government.


At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). The initial margin deposits are set by exchanges and may range between 1% and 10% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.


At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash such as index futures) by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) in the identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

The assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash or securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or currency exchange rate trends by the Adviser may still not result in a successful transaction.


In addition, futures contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


Options on Futures Contracts. The Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. For example, when the Fund is not fully invested it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on an interest rate sensitive futures contract to hedge its portfolio against the risk of a decline in the price of debt securities and to rising interest rates.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of fund securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the intended portfolio securities which are the same as or correlate with the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.


Futures Contracts on Stock Indices. The Fund may enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities. This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund. In general, each transaction in futures contracts involves the establishment of a position which the Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transaction are successful, the futures positions taken for the Fund will rise in value by amount which approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although futures contracts on securities indices would be entered into for hedging purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the futures contract and the equity market being hedged, and incorrect assessments of market trends which may result in poorer overall performance than if a futures contract had not been entered into.

Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.


The Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

All options that the Fund writes will be covered under applicable requirements of the SEC. The Fund will write and purchase options only to the extent permitted by the policies of state securities authorities in states where Shares are qualified for offer and sale.

There can be no assurance that the use of these portfolio strategies will be successful.


Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.


Forward Currency Exchange Transactions. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell currencies.


A forward currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Fund maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect the portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into Bankers Trust's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Adviser believes that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Asset Coverage. To assure that the Fund's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating with the Fund's Custodian or futures commission merchant liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.


Investment Restriction on Futures Transactions. Futures Contracts and options on futures contracts be used as a hedge and may also use stock index futures on a continual basis to equitize cash so that the fund may maintain 100% equity exposure. In addition to this requirement, the Board of Trustees has also adopted a restriction that the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund (other than those entered into for bona fide hedging purposes) would exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on any such contracts.

Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.


For a description of commercial paper ratings, see Appendix.

                             Additional Risk Factors

In addition to the risks discussed above, the Fund's investments may be subject to the following risk factors:


Foreign Securities. Each Fund will, under normal market conditions, invest a significant portion of its assets in foreign securities. In seeking its investment objectives, the Fund may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Fund. The value of such investments may be adversely affected by the changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment. The Fund will not invest more than 5% of the value of its total assets in the securities of issuers based in developing countries, including Eastern Europe.

Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as principals, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments.

Forward Contracts and certain options on foreign currencies traded over-the-counter involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Portfolio Turnover. The Fund intends to manage its holdings actively to pursue its investment objective. Since the Fund has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its investment objective. The annual portfolio turnover rate of the Fund may exceed 100%. Higher portfolio turnover rates result in higher brokerage costs and possible adverse tax consequences.

Rating Services. The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Adviser also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings is included in the Fund's Prospectus.

                             Investment Restrictions


The following investment restrictions are "fundamental policies" of the Fund and may not be changed without the approval of a "vote of a majority of the outstanding voting securities" of the Fund. "A vote of a majority of the outstanding voting securities" the 1940 Act, and as used in this SAI , means, the lesser of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.


Fundamental Policies. As a matter of fundamental policy, the Trust, with respect to the Fund, may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

        (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete the portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

        (2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling the portfolio security;

        (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;


        (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);


        (5) concentrate its investments in any particular industry (excluding U.S. government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry; and

        (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


        (7) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund in the securities of any one issuer (excluding cash and cash equivalents, U.S. government securities and the securities of other investments companies) or own more than 10% of the voting securities of any issuer.


        Additional Restrictions. In order to comply with certain statutes and policies, the Trust, on behalf of the Fund will not as a matter of operating policy:

(i) borrow money (including through reverse repurchase or forward roll transactions) for any purpose in excess of 5% of the Fund's total assets (taken at cost), except that the Fund may borrow for temporary or emergency purposes up to 1/3 of its total assets;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell securities it does not own (short sells) such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities that the Fund contemporaneously owns or where the Fund has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund currently does not engage in short selling.);

(v) invest for the purpose of exercising control or management of another company;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund, unless permitted to exceed these limitations by an exemptive order of the SEC; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless (1) the investment adviser waives the investment advisory fee with respect to assets invested in other open-end investment companies and (2) the Fund incurs no sales charge in connection with the investment;


(vii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment practices of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written);

(viii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and:
        (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and
        (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets; and

(ix) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees to be liquid).


There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

                              Brokerage Commissions

The Adviser is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, Bankers Trust or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Fund are frequently placed by the Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

The Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of shares of the Trust and of other investment company clients of the Adviser as a factor in the selection of broker-dealers to execute portfolio transactions. The Adviser will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. The Adviser may use this research information in managing the Fund's assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Adviser, it is the opinion of the management of the Fund that such information is only supplementary to the Adviser's own research effort, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

In certain instances there may be securities which are suitable for the Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund in concerned. However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.


Prior to September 27, 1996, the Fund sought to achieve the investment objective by investing all of its investable assets in the Capital Appreciation Portfolio (the "Portfolio"), which is a separate registered investment company with an identical investment objective. The Fund's fiscal year end is September 30. Formerly, both the Fund's and the Portfolio's fiscal year end was December 31. For the fiscal year ended September 30, 1998, the Fund paid brokerage commissions in the amount of $473,872. For the fiscal years ended September 30, 1997 and 1996, the Portfolio paid brokerage commissions in the amounts of $174,242 and $ 648,897, respectively.

                             PERFORMANCE INFORMATION

                        Standard Performance Information


From time to time, quotations of the Class' performance may be included in advertisements, sales literature or shareholder reports. For mutual funds, performance is commonly measured as total return. The Fund's performance is affected by its expenses. These performance figures are calculated in the following manner:


Total return: The Trust may provide period and average annualized "total return" quotations for the Shares. The Shares' "total return" refers to the change in the value of an investment in the Shares over a stated period based on any change in net asset value per Share and including the value of any Shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect. A Class' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. A Class may also calculate total return figures which represent aggregate performance over a period or year-by-year performance.

Prior to September 27, 1996, the Fund did not offer classes of shares and the performance of the Investment Class was that of the Fund's.


The Fund's average annual total returns for Investment Class shares for the one-year period ended September 30, 1998, and for the period from October 12, 1993, (commencement of operations), through September 30, 1998, were (10.68)% and 10.54%, respectively.

Performance Results: Total returns are based on past results and are not an indication of future performance. Any total return quotation provided for the Fund should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in its portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

The Trust may provide annualized "yield" quotations for the Shares. The "yield" of the Shares refers to the income generated by an investment in the Shares over a 30-day or one-month period (which period shall be stated in any such advertisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund and changes in the Shares' expenses.

Shareholders will receive financial reports semi-annually that include the Shares' financial statements, including listings of investment securities held by the Fund at those dates. Annual reports are audited by independent accountants.

                         Comparison of Fund Performance

Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments. Performance information may include the Shares' investment results and/or comparisons of its investment results to the Russell Mid-Cap Index, the Standard and Poor's 500 Composite Stock Price Index, the Standard and Poor's Mid-Cap 400 Index, the Lipper Growth Fund Average or other various unmanaged indices or results of other mutual funds or investment or savings vehicles.


In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. A Fund's performance may be compared to the performance of various indices and investments for which reliable data is available. The Fund's performance may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

Investor's Daily, a daily newspaper that features financial, economic and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morningstar Inc., a publisher of financial information and mutual fund research.

New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line, a biweekly publication that reports on the largest 15,000 mutual funds.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

                         Economic and Market Information


Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Fund. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute ("ICI").


           VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

The net asset value ("NAV") per Share is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., Eastern time or in the event that the NYSE closes early, at the time of such early closing. The NAV per Share is computed by dividing the value of the Fund's assets (i.e., the value of its investment in the Fund and other assets), less all liabilities attributable to the Shares, by the total number of Shares outstanding as of the Valuation Time. The Fund's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Fund's Board of Trustees believes accurately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

Equity and debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term debt obligations and money market securities maturing in 60 days or less are valued at amortized cost, which approximates market.

Securities for which market quotations are not readily available are valued by Bankers Trust pursuant to procedures adopted by the Trust's Board of Trustees. It is generally agreed that securities for which market quotations are not readily available should not be valued at the same value as that carried by an equivalent security which is readily marketable.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

        type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

        To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not readily available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

        The Trust, on behalf of the Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or withdrawal by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Class' net asset values (a redemption in kind). If payment is made to a Fund shareholder in securities, an investor, including the Fund, may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund's Classes at the beginning of the period.

        The Fund may, at its own option, accept securities in payment for shares of a class. The securities delivered in payment for shares are valued by the method described above as of the day the Fund receives the securities. This may be a taxable transaction to the shareholder. (Consult your tax adviser for future tax guidance.) Securities may be accepted in payment for shares only if they are, in the judgment of Bankers Trust, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of the market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

                               Purchase of Shares

The Trust accepts purchase orders for Shares of the Fund at the NAV per Share next determined after the order is received on each Valuation Day. Shares may be available through Investment Professionals, such as broker/dealers and investment advisers (including Service Agents).

Purchase orders for Shares (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Transfer Agent"), prior to the Valuation Time on any Valuation Day will be effective at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") purchase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of federal funds.

The Trust and the Adviser have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Certificates for Shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

If orders are placed through an Investment Professional, it is the responsibility of the Investment Professional to transmit the order to buy Shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for Shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

Minimum Investments

To Open an Account                                                   $2,500
For retirement accounts                                                 500
Through automatic investment plans                                    1,000

To Add to an Account                                                   $250
For retirement accounts                                                 100
Through automatic investment plans                                      100

Minimum Balance                                                      $1,000

For retirement accounts                                                None



If you are new to BT Pyramid Mutual Funds, complete and sign an account application and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.


        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210


        Overnight mailings:


        BT Service Center
        210 West 10th Street, 8th Floor
        Kansas City, MO 64105-1716

        If you have money invested in a fund in the BT Family of Funds, you can:


o       Mail an account application with a check,

o       Wire money into your account,

o Open an account by exchanging from another fund in the BT Family of Funds, or

o       Contact your Service Agent or Investment Professional.


Additional Information About Buying Shares

          TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT
By Wire   Call the BT Service Center at     Call your Investment Professional
          1-800-730-1313 to receive wire    or wire additional investment to:
          instructions for account
          establishment.                    Attn: Bankers Trust/IFTC
                                            Routing No.: 021001033
                                            Deposit
                                            DDA No.: 00-226-296
                                            FBO:     (Account name)
                                                     (Account Number)
                                            Credit:  (Fund name and number)
                                                      BT Investment Equity
                                                      Appreciation Fund -- 477


                                            PLEASE NOTE THAT YOU MUST CALL THE
                                            BT SERVICE CENTER TO PLACE YOUR
                                            TRADE THE DAY YOU WISH TO BUY SHARES
                                            TO NOTIFY US OF THE WIRE TRANSFER
                                            AND TO INDICATE THE FUND IN WHICH
                                            YOU INTEND TO INVEST TO RECEIVE THAT
                                            DAY'S PRICE.

By Phone  Contact your Service Agent,       Contact your Service Agent,
          Investment Professional, or call  Investment Professional, or call
          BT's Service Center at            BT's Service Center at
          1-800-730-1313. If you are an     1-800-730-1313. If you are an
          existing Shareholder, you may     existing Shareholder, you may
          exchange from another BT          exchange from another BT with the
          account account with the same     same registration, including name,
          registration, including name,     address, and taxpayer ID number.
          address, and taxpayer ID
          number. You may only order
          exchanges over the if your
          account is authorized to do
          so.

          TO OPEN AN ACCOUNT                TO ADD TO AN ACCOUNT Make your check
By Mail   Complete and sign the account     payable to the complete name of the
          application. Make your check      Fund of your choice. Indicate your
          payable to the complete name of   Fund account number on your check
          the Fund of your choice. Mail to  and mail to the address printed on
          the appropriate address           your account statement.
          indicated on the application.


                              Redemption of Shares

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your Shares. Your Shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for Shares received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the minimum, but not if an account is below the minimum due to change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell Shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

To sell Shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:


o     Your account registration has changed within the last 30 days,

o The check is being mailed to a different address than the one on your account (record address),

o     The check is being made payable to someone other than the account owner,

o The redemption proceeds are being transferred to a BT account with a different registration, or

o You wish to have redemption proceeds wired to a non-predesignated bank account.


A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

                   Additional Information About Selling Shares

By Wire - You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing - Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

        BT Service Center
        P.O. Box 419210
        Kansas City, MO 64141-6210

        Overnight mailings:

        BT Service Center
        210 West 10th Street,
        8th Floor
        Kansas City, MO 64105-1716

        For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

        For a Business or Organization account, at least one person authorized by corporate resolution to act on the account must sign the letter.

        Unless otherwise instructed, the Transfer Agent will send a check to the account address of record.

                               Exchange Privilege

Shareholders may exchange their Shares for shares of certain other funds in the BT Family of Funds registered in their state. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" herein. Before making an exchange, please note the following:


o Call your Service Agent for information and a prospectus. Read the prospectus before exchanging into a Fund.

o Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

o Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transaction.

o Exchanges out of the Fund may be limited to four per calendar year and any exchange may have tax consequences for you.

o The Fund reserves the right to terminate or modify the exchange privilege in the future.



                             MANAGEMENT OF THE TRUST

The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Trustees and officers of the Trust, their birthdates and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Unless otherwise indicated, the address of each officer is Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897.

                              Trustees of the Trust


HARRY VAN BENSCHOTEN (birthdate: February 18, 1928) -- Trustee; retired (since
1987); Director, Canada Life Insurance Corporation of New York; Retired (since
1987); Corporate Vice President, Newmont Mining Corporation (prior to 1987). His address is 6581 Ridgewood Drive, Naples, Florida 34108.

MARTIN J. GRUBER (birthdate: July 15, 1937) -- Trustee; Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since 1964). His address is 229 S. Irving Street, Ridgewood, New Jersey 07450.

KELVIN J. LANCASTER (birthdate: December 10, 1924) -- Trustee; John Bates Clark Professor of Economics, Columbia University Distinguished Fellow, American Economics Association; Fellow, American Acadamy of Arts and Sciences; Fellow, Econometric Society; Former Chairman, Columbia University Department of Economics; Former Director, National Bureau of Economic Research. His address is 35 Claremont Avenue, New York, New York 10027 and 8 Island View Drive, Sherman, CT 06784.


                              Officers of the Trust


JOHN Y. KEFFER (birthdate: July 15, 1942) -- President and Chief Executive Officer; President, Forum Financial Group.

JOSEPH A. FINELLI (birthdate: January 24, 1957) -- Treasurer; Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present; Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company Inc. (investments), 1980-August 1995.

DANIEL O. HIRSCH (birthdate: March 27, 1954) -- Secretary; Principal, BT Alex. Brown since July 1998; Assistant General Counsel in the Office of the General Councel at the United States Securities and Exchange Commission from 1993 to 1998. His address is 2901 Dorset Avenue, Chevy Chase, Maryland 20815.

No person who is an officer or director of Bankers Trust is an officer or Trustee of the Trust or the Portfolios. No director, officer or employee of ICC Distributors or any of its affiliates will receive any compensation from the Trust or the Portfolios for serving as an officer or Trustee of the Trust or a Portfolio.

                           Trustee Compensation Table

                                   AGGREGATE               TOTAL COMPENSATION
NAME OF PERSON,                   COMPENSATION             FROM FUND COMPLEX**
POSITION                           FROM TRUST*              PAID TO TRUSTEES
---------------                    -----------              ----------------
Harry Van Benschoten               $21,729.15                    $35,000
Trustee of Trust

Martin J. Gruber                   $21,729.16                    $35,000
Trustee of Trust

Kelvin J. Lancaster                $10,661.34                    $35,000
Trustee of Trust

* The information provided is for the BT Pyramid Mutual Funds, which is comprised of 5 funds, for the year ended September 30, 1998.

** Aggregated information is furnished for the BT Family of Funds which consists of the following: BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, BT Advisor Funds, BT Investment Portfolios, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Intermediate Tax Free Portfolio, Asset Management Portfolio, Equity 500 Index Portfolio, and Capital Appreciation Portfolio for the year ended September 30, 1998.

As of December 31, 1998, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Fund or Trust (all series taken together).

As of December 31, 1998, the following shareholders of record owned 5% or more of the outstanding Investment Class Shares of the Fund: Northern Telecom c/o Bankers Trust Company, Jersey City, New Jersey, owned approximately 4,659,533 shares (54%); Bankers Trust Company as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc. Savings and Investment Plan, Jersey City, NJ owned approximately 1,670,571 shares (19%); Bankers Trust as Trustee for Sealed Air Thrift Plan & Profit Sharing Plan, Jersey City, New Jersey owned approximately 577,634 shares (7%); Bankers Trust Company as Trustee for Hanson Industries 401(k) Plan, Jersey City, New Jersey, owned approximately 537,028 shares (6%); and Bankers Trust Company as Trustee for Millennium Chemicals 401(k), Jersey City, Jersey, owned approximately 516,413 shares (6%).

                               Investment Adviser


The Trust has retained the services of Bankers Trust as Adviser. Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street, (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market. As of December 31, 1998, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $156 billion. The scope of Bankers Trust's investment management capability is broad due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with over $338 billion in assets under management globally.


Under the terms of the investment advisory agreement with Bankers Trust (the "Advisory Agreement"), Bankers Trust manages the Fund subject to the supervision and direction of the Board of Trustees of the Trust. Bankers Trust will: (i) act in strict conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended;
(ii) manage the Fund in accordance with the Fund's investment objective, restrictions and policies; (iii) make investment decisions for the Fund; and
(iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund;

Bankers Trust bears all expenses in connection with the performance of services under the Advisory Agreement. The Trust bears certain other expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of Bankers Trust, ICC Distributors or any of their affiliates; SEC fees and state Blue Sky qualification fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust; and any extraordinary expenses.


Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by the Adviser with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. A Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. Each Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust. Bankers Trust may perform the above duties or it may delegate such responsibilities to the Sub-Investment Adviser as defined herein.

For the fiscal year ended September 30, 1998, Bankers Trust earned $1,059,224 as compensation for investment advisory services provided to the Fund. For the fiscal year ended September 30, 1997 and 1996, Bankers Trust earned $971,676 and $1,225,764, respectively, as compensation for investment advisory services provided to the Fund. During the same periods, Bankers Trust reimbursed $322,822, $319,524, and $131,702, respectively, to the Fund to cover expenses.

Bankers Trust may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such persons issue, deal, trade and invest for their own accounts and are among the leading market participants with respect to various types of such securities. Bankers Trust has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, Bankers Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of Bankers Trust, its parent or its subsidiaries or affiliates and, in dealing with its customers, Bankers Trust, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by Bankers Trust or any such affiliate.

The prospectus contains disclosure as to the amount of Bankers Trust's investment advisory and administration and services fees, including waivers thereof. Bankers Trust may not recoup any of its waived investment advisory or administration and services fees.


                                  Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the net asset value of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly based on a percentage of the average daily net assets of the shares.

Under the Administration and Services Agreements, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deem necessary for the proper administration of the Trust. The Adviser will: generally assist in all aspects of the Fund's operations; supply and maintain office facilities (which may be in the Adviser's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), custodial and transfer agency services, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to a sub-administration agreement, (the "Sub-Administration Agreement") Forum Financial ("Forum") performs such sub-administration duties for the Trust as from time to time may be agreed upon by the Adviser and Forum. The Sub-Administration Agreement provides that Forum will receive such compensation as from time to time may be agreed upon by Forum and Bankers Trust. All such compensation will be paid by the Adviser.

For the fiscal years ended September 30, 1998, 1997, and 1996. Bankers Trust earned $814,788, $747,443 and $502,895, respectively, as compensation for administrative and other services provided to the Fund. During the same periods, Bankers Trust reimbursed $322,822, $304,491 and $94,051, respectively, to the Fund to cover expenses.


For the fiscal years ended September 30, 1996 and the period from January 1, 1995 to September 30, 1995, Bankers Trust earned $188,579 and $74,224, respectively, as compensation for administrative and other services provided to the Portfolio.

Bankers Trust has agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Advisory Agreement, but excluding interest, taxes, brokerage and, if permitted by the relevant state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, Bankers Trust will reimburse the Fund for the excess expense to the extent required by state law. As of the date of this SAI, the most restrictive annual expense limitation applicable to any Fund or Class is 2.50% of the Fund's or Class' first $30 million of average annual net assets, 2.00% of the next $70 million of average annual net assets and 1.50% of the remaining average annual net assets.

                                   Distributor

ICC Distributors is the principal distributor for shares of the Fund. ICC Distributors is a registered broker/dealer and is unaffiliated with Bankers Trust. The principal business address of ICC Distributors is P.O.
Box 7558, Portland, Maine 04101.

                                  Service Agent

All shareholders must be represented by a Service Agent. The Adviser acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by the Adviser from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with the Adviser, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addition, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

                          Custodian and Transfer Agent

Bankers Trust, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as Custodian for the Trust pursuant to the administration and services agreements. As Custodian, it holds the Fund's assets. Bankers Trust also serves as transfer agent of the Trust pursuant to the respective administration and services agreement. Under its transfer agency agreement with the Trust, Bankers Trust maintains the shareholder account records for each Class of Shares of the Fund, handles certain communications between shareholders and the Trust and causes to be distributed any dividends and distributions payable by the Trust. Bankers Trust may be reimbursed by the Fund for its out-of-pocket expenses. Bankers Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

                                   Use of Name

The Trust and Bankers Trust have agreed that the Trust may use "BT" as part of its name for so long as Bankers Trust serves as investment adviser to the Fund. The Trust has acknowledged that the term "BT" is used by and is a property right of certain subsidiaries of Bankers Trust and that those subsidiaries and/or Bankers Trust may at any time permit others to use that term.

The Trust may be required, on 60 days' notice from Bankers Trust at any time, to abandon use of the acronym "BT" as part of its name. If this were to occur, the Trustees would select an appropriate new name for the Trust, but there would be no other material effect on the Trust, its shareholders or activities.

                           Banking Regulatory Matters

Bankers Trust has been advised by its counsel that in its opinion Bankers Trust may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Fund described in the Prospectus and this SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent Bankers Trust from continuing to perform those services for the Trust. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationship with Bankers Trust and consider taking all actions necessary in the circumstances.

                       Counsel and Independent Accountants


Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as Counsel to the Trust. PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201 acts as Independent Accountants of the Trust.



                            ORGANIZATION OF THE TRUST


The Trust was organized on February 28, 1992 under the laws of the Commonwealth of Massachusetts. The Fund was established and designated as a separate series of the Trust on June 23, 1992. The Trust offers shares of a beneficial interest of separate series, par value $0.001 per share. The Trust currently consists of 20 separate series, including the Funds, and BT Investment Portfolios currently consist of 16 separate subtrusts, including the Portfolios other than the International Equity Portfolio. On August 6, 1996, the Trustees of the Trust established and designated two classes of shares of beneficial interests of the Fund -- the Advisor class of shares and the Investment class of shares. The shares of the other series of the Trust are offered through separate prospectuses. No series of shares has any preference over any other series.

The Trust may create and issue additional series of shares. The Trust's Declaration of Trust permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in series. Each share represents an equal proportionate interest in a series with each other share. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held.

Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund or Class is required on any matter affecting the Fund or Class on which shareholders are entitled to vote. Shareholders of a Fund or Class are not entitled to vote on Trust matters that do not affect that Fund or Class, respectively. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares.

                                    TAXATION


                           Dividends and Distributions

The Fund distributes substantially all of its net income and capital gains to shareholders each year. The Fund distributes capital gains annually. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

The Fund intends to qualify as a regulated investment company, as defined in the Code. Provided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, a Fund will not pay any federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's capital gain distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional Shares. Distributions declared to shareholders of record in October, November or December and paid in January are taxable on December 31. The Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received during the past year.

On the ex-date for a distribution from capital gains, each Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.


                              Taxation of the Fund



As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, and therefore does not anticipate incurring a Federal income tax liability.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, would be taxable to shareholders to the extent of current accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

A Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.


Each Fund shareholder will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income status of his dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

                               Foreign Securities

Income from investments in foreign stocks or securities may be subject to foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries will vary.



                                 Sale of Shares

Any gain or loss realized by a shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on disposition of the Fund Shares held by the shareholders for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such Shares.

Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

On the ex-date for a distribution from capital gains, the Fund's Share value is reduced by the amount of the distribution. If you buy Shares just before the ex-date ("buying a dividend"), you will pay the full price for the Shares and then receive a portion of the price back as a taxable distribution.

                            Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

                               Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

                              Foreign Shareholders

The tax consequences to a foreign shareholder of an investment in the Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                                 Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

Fund shareholders may be subject to state and local taxes on the Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                              FINANCIAL STATEMENTS

The financial statements for the Fund for the period ended September 30, 1998, are incorporated herein by reference to the Fund's Annual Report dated September 30, 1998. A copy of the Annual Report may be obtained without charge by contacting the Fund.

                                    APPENDIX

                            COMMERCIAL PAPER RATINGS

S&P's Commercial Paper Ratings

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch Investors Service and Duff & Phelps Commercial Paper Ratings

Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strangest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                      Investment Adviser and Administrator

                              BANKERS TRUST COMPANY

                                   Distributor

                             ICC DISTRIBUTORS, INC.

                          Custodian and Transfer Agent

                              BANKERS TRUST COMPANY

                             Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP

                                     Counsel

                            WILLKIE FARR & GALLAGHER


No person has been authorized to give any information or to make any representations other than those contained in the Trust's Prospectus, its SAIs or the Trust's official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

CUSIP #055922751
STA518400(1/98)

PART C   OTHER INFORMATION

ITEM 23.

      (a) (i)   Declaration of Trust of the Trust; 1
          (ii)  Second Amended and Restated Designation of Series; 1
          (iii) Third Amended and Restated Designation of Series; 1
          (iv)  Fourth Amended and Restated Establishment and Designation
                of Series; 1
          (v)   Fifth Amended and Restated Establishment and Designation of
                Series; 1
          (vi)  Sixth Amended and Restated Establishment and Designation of
                Series; 2
          (vii) Seventh Amended and Restated Establishment and Designation of
                Series; 2
          (viii)Eighth Amended and Restated Establishment and Designation of
                Series; 3

      (b) By-Laws of the Trust; 1
      (c) Not Applicable;
      (d) (i) Conformed Copy of Investment Advisory Agreement; 3 (ii) Copy of Exhibit A to Investment Advisory Agreement; 3
      (e) Conformed Copy of Distribution Agreement; 4
      (f) Not Applicable;
      (g) (i) Conformed copy of Custodian Agreement between the Registrant and Bankers Trust Company; 5
          (ii) Conformed copy of Amendment #1 to Exhibit A to the
          Custodian Agreement between the Registrant and Bankers Trust
          Company; 6
          (iii)Conformed copy of Cash Services Agreement between the Registrant and Bankers Trust Company; 7
      (h) (i)  Administration and Services Agreement; 8
          (ii) Exhibit D to the Administration and Services Agreement; 4
          (iii)Conformed Copy of Amended and Restated Shareholder
          Services Plan for BT PreservationPlus Fund; 4
          (iv) Conformed copy of Agreement to Provide Shareholder Services for BT PreservationPlus Fund; 4
          (v) Conformed Copy of Expense Limitation Agreement -- filed herewith;
      (i) Not applicable;
      (j) Consent of Independent Accountants - filed herewith;
      (k) Not Applicable;
      (l) Investment representation letters of initial shareholders of the Trust; 9
      (m) Not Applicable;
      (n) Financial Data Schedules - filed herewith;

      (o) (i) Multiple Class Expense Allocation Plan Adopted Pursuant of Rule 18f-3; 3
          (ii) Revised Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3. 6
-----------------------------------
+ All exhibits have been filed electronically.

1. Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement as filed with the Commission on July 31, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement as filed with the Commission on September 27, 1996.
3. Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.
4. Incorporated by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement as filed with the Commission on November 24, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement as filed with the Commission July 1, 1997.
6. Incorporated by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement as filed with the Commission on January 28, 1998.
7. Incorporated by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement as filed with the Commission on June 30, 1998.
8. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement as filed with the Commission on April 30, 1993.
9. Incorporated by reference herein to Pre-Effective Amendment No. 1 to Registrant's Registration Statement as filed with the Commission on June 9, 1992.

ITEM 24. Persons Controlled by or Under Common Control with Registrant:

Not Applicable

ITEM 25. Indemnification:

Incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement as filed with the Commission on February 25, 1997.

ITEM 26. Business and Other Connections of Investment Adviser:

Bankers Trust serves as investment adviser to the Fund's Portfolio. Bankers Trust, a New York banking corporation, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of commercial banking and trust activities and is a major wholesale supplier of financial services to the international institutional market. To the knowledge of the Trust, none of the directors or officers of Bankers Trust, except those set forth below, is or has been at anytime during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Bankers Trust Corporation. Set forth below are the names and principal businesses of the directors and officers of Bankers Trust who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

George B. Beitzel, International Business Machines Corporation, Old Orchard Road, Armonk, NY 10504. Director, Bankers Trust Company; Retired Senior Vice President and Director, International Business Machines Corporation; Director, Computer Task Group; Director, Phillips Petroleum Company; Director, Caliber Systems, Inc. (formerly, Roadway Services Inc.); Director, Rohm and Haas Company; Director, TIG Holdings; Chairman Emeritus of Amherst College; and Chairman of the Colonial Williamsburg Foundation.

Richard H. Daniel, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Vice Chairman and Chief Financial Officer, Bankers Trust Company and Bankers Trust Corporation; Beneficial owner, General Partner, Daniel Brothers, Daniel Lingo & Assoc., Daniel Pelt & Assoc.; Beneficial owner, Rhea C. Daniel Trust.

Philip A. Griffiths, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Institute for Advanced Study; Director, Bankers Trust Company; Chairman, Committee on Science, Engineering and Public Policy of the National Academies of Sciences and Engineering & the Institute of Medicine; Chairman and member, Nominations Committee and Committee on Science and

Engineering Indicators, National Science Board; and Trustee, North Carolina School of Science and Mathematics and the Woodward Academy.

William R. Howell, J.C. Penney Company, Inc., P.O. Box 10001, Plano, TX 75301-0001. Chairman Emeritus, J.C. Penney Company, Inc.; Director, Bankers Trust Company; Director, Exxon Corporation; Director, Halliburton Company; Director, Warner-Lambert Corporation; Director, The Williams Companies, Inc.; and Director, National Retail Federation.

Vernon E. Jordan, Jr., Akin, Gump, Strauss, Hauer & Feld, LLP, 1333 New Hampshire Ave., N.W., Washington, DC 20036. Senior Partner, Akin, Gump, Strauss, Hauer & Feld, LLP; Director, Bankers Trust Company; Director, American Express Company; Director, Dow-Jones, Inc.; Director, J.C. Penney Company, Inc.; Director, Revlon Group Incorporated; Director, Ryder System, Inc.; Director, Sara Lee Corporation; Director, Union Carbide Corporation; Director, Xerox Corporation; Trustee, Brookings Institution; Trustee, The Ford Foundation; and Trustee, Howard University.

David Marshall, 130 Liberty Street, New York, New York 10006. Chief Information Officer and Executive Vice President, Bankers Trust Corporation; Senior Managing Director, Bankers Trust Company.

Hamish Maxwell, Philip Morris Companies Inc., 120 Park Avenue, New York, NY 10006. Retired Chairman and Chief Executive Officer, Philip Morris Companies Inc.; Director, Bankers Trust Company; Director, The News Corporation Limited; Director, Sola International Inc.; and Chairman, WWP Group plc.

Frank N. Newman, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board, Chief Executive Officer and President, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director, Dow-Jones, Inc.; and Director, Carnegie Hall.

N.J. Nicholas Jr., 745 Fifth Avenue, New York, NY 10020. Director, Bankers Trust Company; Director, Boston Scientific Corporation; and Director, Xerox Corporation.

Russell E. Palmer, The Palmer Group, 3600 Market Street, Suite 530, Philadelphia, PA 19104. Chairman and Chief Executive Officer of The Palmer Group; Director, Bankers Trust Company; Director, Allied-Signal Inc.; Director, Federal Home Loan Mortgage Corporation; Director, GTE Corporation; Director, The May Department Stores Company; Director, Safeguard Scientifics, Inc.; and Trustee, University of Pennsylvania.

Donald L. Staheli, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Chairman of the Board and Chief Executive Officer, Continental Grain Company; Director, Bankers Trust Company; Director, ContiFinancial Corporation; Director, Prudential Life Insurance Company of America; Director, Fresenius Medical Care, A.g.; Director, America-China Society; Director, National Committee on United States-China Relations; Director, New York City Partnership; Chairman, U.S.-China Business Council; Chairman, Council on Foreign Relations; Chairman, National Advisor Council of Brigham Young University's Marriott School of Management; Vice Chairman, The Points of Light Foundation; and Trustee, American Graduate School of International Management.

Patricia Carry Stewart, c/o Office of the Secretary, 130 Liberty Street, New York, NY 10006. Director, Bankers Trust Company; Director, CVS Corporation; Director, Community Foundation for Palm Beach and Martin Counties; Trustee Emeritus, Cornell University.

George J. Vojta, Bankers Trust Company, 130 Liberty Street, New York, NY 10006. Vice Chairman, Bankers Trust Corporation and Bankers Trust Company; Director, Bankers Trust Company; Director; Alicorp S.A.; Director; Northwest Airlines; Director, Private Export Funding Corp.; Director, New York State Banking Board; Director, St. Lukes-Roosevelt Hospital Center; Partner, New York City Partnership; and Chairman, Wharton Financial Services Center.

Paul A. Volcker, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Director, Bankers Trust Company; Director, American Stock Exchange; Director, Nestle S.A.; Director, Prudential Insurance Company; Director, UAL Corporation; Chairman, Group of 30; North American Chairman, Trilateral Commission; Co-Chairman, Bretton Woods Committee; Co-Chairman, U.S./Hong Kong Economic Cooperation Committee; Director, American Council on Germany; Director, Aspen Institute; Director, Council on Foreign Relations; Director, The Japan Society; and Trustee, The American Assembly.

Melvin A. Yellin, Bankers Trust Company, 130 Liberty Street, New York, New York 10006. Senior Managing Director and General Counsel of Bankers Trust Corporation and Bankers Trust Company; Director, 1136 Tenants Corporation; and Director, ABA Securities Association.

Item 27.          Principal Underwriters:

(a) ICC Distributors, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, Cash Management Portfolio, Intermediate Tax Free Portfolio, NY Tax Free Money Portfolio, Treasury Money Portfolio,

     International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio and Asset Management Portfolio.

(b)



      (1)                        (2)                             (3)
Name and Principal        Positions and Offices          Positions and Offices
Business Address            With Distributor                With Registrant
------------------        ---------------------          ----------------------
John Y. Keffer                 President                          None
Two Portland Square
Portland, ME 04101

Sara M. Morris                 Treasurer                          None
Two Portland Square
Portland, ME 04101

David I. Goldstein             Secretary                          None
Two Portland Square
Portland, ME 04101

Benjamin L. Niles            Vice President                       None
Two Portland Square
Portland, ME 04101

Margaret J. Fenderson      Assistant Treasurer                    None
Two Portland Square
Portland, ME 04101

Dana L. Lukens             Assistant Secretary                    None
Two Portland Square
Portland, ME 04101

Nanette K. Chern         Chief Compliance Officer                 None
Two Portland Square
Portland, ME 04101


(c)     None

ITEM 28. Location of Accounts and Records:

BT Pyramid Mutual Funds:            BT Alex.Brown
(Registrant)                        One South Street
                                    Baltimore, MD  21202

Bankers Trust Company:              130 Liberty Street
(Custodian, Investment Adviser      New York, NY 10006
and Administrator)

Investors Fiduciary Trust Company:  127 West 10th Street,
(Transfer Agent and Dividend        Kansas City, MO 64105.
Disbursing Agent)

ICC Distributors, Inc.:             Two Portland Square
(Distributor)                       Portland, ME 04101

ITEM 29. Management Services:

Not Applicable

ITEM 30. Undertakings

The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant, BT PYRAMID MUTUAL FUNDS, certifies that it meets the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and the State of Maryland on the 27th day of January, 1999.

                             BT PYRAMID MUTUAL FUNDS

                            By: /s/ DANIEL O. HIRSCH
                                Daniel O. Hirsch, Secretary
                                January 27, 1999


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:



NAME                            TITLE                       DATE
----                            ------                      ----

By: /s/ DANIEL O. HIRSCH        Secretary                   January 27, 1999
    Daniel O. Hirsch            (Attorney in Fact
                                For the Persons
                                Listed Below)

/s/ JOHN Y. KEFFER*             President and
John Y. Keffer                  Chief Executive Officer

/s/ JOSEPH A. FINELLI*          Treasurer (Principal
Joseph A. Finelli               Financial and Accounting
                                Officer)

/s/ HARRY VAN BENSCHOTEN**      Trustee
Harry Van Benschoten

/s/ MARTIN J. GRUBER**          Trustee
Martin J. Gruber

/s/ KELVIN J. LANCASTER**       Trustee
Kelvin J. Lancaster



*    By Power of Attorney - Filed herewith.

**   By Power of Attorney - Incorporated by reference to Post-Effective
Amendment No. 15 to Registrant's Registration Statement as filed with the Commission on March 17, 1997.

                                Power of Attorney

      The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and, Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Utility Portfolio, Short/Intermediate U.S. Government Securities Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 31st day of December, 1998.

SIGNATURES                          TITLE

/s/ JOHN Y. KEFFER                  President and Chief Executive Officer of
    John Y. Keffer                  each Trust and Portfolio Trust


/s/ JOSEPH A. FINELLI              Treasurer (Principal Financial and Accounting
Joseph A. Finelli                  Officer) of each Trust and
                                   Portfolio Trust

                                    EXHIBIT H


                          EXPENSE LIMITATION AGREEMENT

         THIS EXPENSE LIMITATION AGREEMENT is made as of the 30th day of September, 1998 by and between BT PYRAMID MUTUAL FUNDS, a Massachusetts Business trust (the "Trust"), and BANKERS TRUST, a New York corporation (the "Adviser"), with respect to the following:

         WHEREAS, the Adviser serves as the Portfolio Trust's Investment Adviser pursuant to an Investment Advisory Agreement dated August 6, 1996 and the Adviser serves as the Trust's Administrator pursuant to an Administration and Services Agreement dated October 28, 1992 (collectively, the "Agreements"); and

         WHEREAS, the Adviser has voluntarily agreed, under the Agreements, to waive its fees and reimburse expenses so that the total operating expenses for each of the Trust's series (each a "Fund," collectively the "Funds") will not exceed the percentage of average daily net assets as set forth on Exhibit A; and

         WHEREAS, the Trust and the Adviser desire to formalize this voluntary fee waiver and expense reimbursement arrangement for a 16-month period beginning on September 30, 1998 and ending on January 31, 2000.

         NOW, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. The Adviser agrees to waive its fees and reimburse expenses for a 16-month period from September 30, 1998 to January 31, 2000 to the extent necessary so that each Fund's total annual operating expenses do not exceed the percentage of average daily net assets set forth on Exhibit A.

         2. Upon the termination of the Investment Advisory Agreement or the Administration Agreement, this Agreement shall automatically terminate.

         3. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940 (the "1940 Act") shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.

[SEAL]

                                                     BT PYRAMID MUTUAL FUNDS


Attest:  /s/ Amy M. Olmert                  By:      /s/ Daniel O. Hirsch
       ---------------------                         -----------------------
Name:    Amy M. Olmert                               Name: Daniel O. Hirsch
                                                     Title: Secretary

                                                     BANKERS TRUST


Attest:  /s/ Amy M. Olmer                   By:      /s/ Brian W. Wixted
       ---------------------                         -----------------------
Name:    Amy M. Olmert                               Name: Brian W. Wixted
                                                     Title:   Principal

                                    Exhibit A

                                   Total Fund Operating Expenses
Fund                               (as a percentage of average daily net assets)
                                   ---------------------------------------------


Investment Equity Appreciation Fund                  1.00

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 26 to the registration statement on Form N-1A (the "Registration Statement") of our report dated November 6, 1998, relating to the financial statements and financial highlights appearing in the September 30, 1998 Annual Report to Shareholders of BT Investment Equity Appreciation Fund (one of the Funds constituting the BT Pyramid Mutual Funds), which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Counsel and Independent Accountants" in the Statement of Additional Information.



PricewaterhouseCoopers LLP
Baltimore, Maryland
January 27, 1999